UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: October 6, 2006

OPENLIMIT, INC.

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation or organization)

000-28731 (Commission File Number)	98-0211356 (IRS Employer Identification Number)

Henry Dattler, Chief Executive Officer
Zugerstrasse 76B, Baar, Switzerland CH 6341

(Address of principal executive offices)

011 41 41 560 1023
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01           CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

(a)     On October 6, 2006 Staley Okada & Partners (“Staley”) resigned as OpenLimit, Inc.‘s (“Company”) independent registered public accounting firm.

The reports of Staley on the consolidated financial statements of the Company as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2005 and 2004, and through October 6, 2006, there were no disagreements with Staley on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Staley, would have caused Staley to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such periods.

The Company has requested that Staley furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 10, 2006 is filed herewith as Exhibit 16.

(b)     On October 6, 2006, upon the authorization and approval of the board of directors, the Company engaged Pritchett, Siler & Hardy (“Pritchett”) as its independent registered public accounting firm.

No consultations occurred between the Company and Pritchett during the years ended December 31, 2005 and 2004 and through October 6, 2006 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included as part of this report:

EXHIBIT                      PAGE

NO.                              NO.               DESCRIPTION

16                                  4                   Letter from Staley to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPENLiMiT, Inc.

Date: October 10, 2006

By: /s/ Marc Gurov

Name: Marc Gurov

Title: Chief Financial Officer and Principal Accounting Officer

EXHIBIT 16

Staley Okada & Partners                                                                                                        Suite 400-889 West Pender Street

CHARTERED ACCOUNTANTS                                                                                           Vancouver, BC Canada V6C3B2

Tel 604 694-6070

Fax 604 585-8377

info@staleyokada.com

www.staleyokada.com

October 10, 2006

Securities and Exchange Commission

450 Fifth Street NW

Washington, D.C.

20549 USA

Ladies and Gentlemen

RE: Openlimit, Inc.

We have read Item 4.01 of Form 8-K dated October 10, 2006 of OpenLimit, Inc. and are in agreement with the statements contained in the Item 4.01(a). We have no basis to agree or disagree with other statements contained in Item 4.01(b).

Yours truly,

/s/ Staley Okada & Partners

Chartered Accountants

AK/sk